Exhibit 99.2

IN THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF PENNSYLVANIA GEORGE ASSAD, Individually and On Behalf of All Others Similarly Situated, ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) Plaintiff, Case No. v. JURY TRIAL DEMANDED RICE ENERGY INC., ROBERT F. VAGT, DANIEL J. RICE, IV, TOBY Z. RICE, DANIEL J. RICE, III, KATE JACKSON, JAMES W. CHRISTMAS, JOHN MCCARTNEY, EQT CORPORATION, and EAGLE MERGER SUB I, INC., CLASS ACTION Defendants. COMPLAINT FO R VIOLATION OF THE SECURITIES EXCHANGE ACT OF 1934 Plaintiff, by his undersigned attorneys, for this complaint against defendants, alleges upon personal knowledge with respect to himself, and upon information and belief based upon, inter alia, the investigation of counsel as to all other allegations herein, as follows: NATURE OF THE ACTION 1. This action stems from a proposed transaction announced on June 19, 2017 (the “Proposed Transaction”), pursuant to which Rice Energy Inc. (“Rice” or the “Company”) will be acquired by EQT Corporation (“Parent”) and Eagle Merger Sub I, Inc. (“Merger Sub,” and together with Parent, “EQT”). 2. On June 19, 2017, Rice’s Board of Directors (the “Board” or “Individual Defendants”) caused the Company to enter into an agreement and plan of merger (the “Merger Agreement”) with EQT. Pursuant to the terms of the Merger Agreement, shareholders of Rice will receive $5.30 in cash and 0.37 shares of EQT common stock for each share of Rice common stock.

3. On July 27, 2017, defendants filed a Form S-4 Registration Statement (the “Registration Statement”) with the United States Securities and Exchange Commission (“SEC”) in connection with the Proposed Transaction. 4. The Registration Statement omits material information with respect to the Proposed Transaction, which renders the Registration Statement false and misleading. Accordingly, plaintiff alleges herein that defendants violated Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “1934 Act”) in connection with the Registration Statement. JURISDICTION AND VENUE 5. This Court has jurisdiction over the claims asserted herein pursuant to Section 27 of the 1934 Act because the claims asserted herein arise under Sections 14(a) and 20(a) of the 1934 Act and Rule 14a-9. 6. This Court has jurisdiction over defendants because each defendant is either a corporation that conducts business in and maintains operations within this District, or is an individual with sufficient minimum contacts with this District so as to make the exercise of jurisdiction by this Court permissible under traditional notions of fair play and substantial justice. 7. Venue is proper under 28 U.S.C. § 1391(b) because a substantial portion of the transactions and wrongs complained of herein occurred in this District. PARTIES 8. Plaintiff is, and has been continuously throughout all times relevant hereto, the owner of Rice common stock. 9. Defendant Rice is a Delaware corporation and maintains its principal executive offices at 2200 Rice Drive, Canonsburg, Pennsylvania 15317. The Company’s common stock is traded on the NYSE under the ticker symbol “RICE.” 2

10. Defendant Robert F. Vagt (“Vagt”) has served as Chairman of the Board of Rice since January 2014. 11. Defendant Daniel J. Rice, IV (“D. Rice IV”) has served as a director and Chief Executive Officer (“CEO”) of Rice since October 2013. 12. Defendant Toby Z. Rice (“T. Rice”) has served as a director, President, and Chief Operating Officer (“COO”) of Rice since October 2013. 13. Defendant Daniel J. Rice, III (“D. Rice III”) has served as a director of Rice since October 2013. 14. Defendant Kate Jackson (“Jackson”) has served as a director of Rice since April 2017. 15. Defendant James W. Christmas (“Christmas”) has served as a director of Rice since January 2014. 16. Defendant John McCartney (“McCartney”) has served as a director of Rice since March 2015. 17. The defendants identified in paragraphs 10 through 16 are collectively referred to herein as the “Individual Defendants.” 18. Defendant Parent is a Pennsylvania corporation and a party to the Merger Agreement. 19. Defendant Merger Sub is a Delaware corporation, a wholly-owned subsidiary of Parent, and a party to the Merger Agreement. CLASS ACTION ALLEGATIONS 20. Plaintiff brings this action as a class action on behalf of himself and the other public stockholders of Rice (the “Class”). Excluded from the Class are defendants herein and 3 any person, firm, trust, corporation, or other entity related to or affiliated with any defendant. 21. This action is properly maintainable as a class action. 22. The Class is so numerous that joinder of all members is impracticable. As of June 15, 2017, there were approximately 206,465,466 shares of Rice common stock issued and outstanding, held by hundreds, if not thousands, of individuals and entities scattered throughout the country. 23. Questions of law and fact are common to the Class, including, among others, (i) whether defendants violated the 1934 Act; and (ii) whether defendants will irreparably harm plaintiff and the other members of the Class if defendants’ conduct complained of herein continues. 24. Plaintiff is committed to prosecuting this action and has retained competent counsel experienced in litigation of this nature. Plaintiff’s claims are typical of the claims of the other members of the Class and plaintiff has the same interests as the other members of the Class. Accordingly, plaintiff is an adequate representative of the Class and will fairly and adequately protect the interests of the Class. 25. The prosecution of separate actions by individual members of the Class would create the risk of inconsistent or varying adjudications that would establish incompatible standards of conduct for defendants, or adjudications that would, as a practical matter, be dispositive of the interests of individual members of the Class who are not parties to the adjudications or would substantially impair or impede those non-party Class members’ ability to protect their interests. 26. Defendants have acted, or refused to act, on grounds generally applicable to the Class as a whole, and are causing injury to the entire Class. Therefore, final injunctive relief on 4 behalf of the Class is appropriate. SUBSTANTIVE ALLEGATIONS Background of the Company and the Proposed Transaction 27. Rice is an independent natural gas and oil company focused on the acquisition, exploration, and development of natural gas, oil, and NGL properties in the Appalachian Basin. 28. The Company operates in three business segments: (i) the Exploration and Production segment; (ii) the Rice Midstream Holdings segment; and (iii) the Rice Midstream Partners segment. 29. The Exploration and Production segment is engaged in the acquisition, exploration, and development of natural gas, oil, and NGLs. 30. The Rice Midstream Holdings segment is engaged in the gathering and compression of natural gas production in Belmont and Monroe Counties, Ohio. 31. The Rice Midstream Partners segment is engaged in the gathering and compression of natural gas production in Washington and Greene Counties, Pennsylvania, and in the provision of water services to support the well completion services of Rice and third parties in Washington and Greene Counties, Pennsylvania and in Belmont County, Ohio. 32. On May 3, 2017, the Company issued a press release wherein it reported its first quarter 2017 financial and operating results. Among other things, the Company reported that net production averaged 1,273 MMcfe/d, an 11% increase from the fourth quarter 2016. Rice Midstream Holdings LLC (“RMH”) gathering throughput averaged 969 MDth/d, a 7% increase from the fourth quarter 2016. Adjusted EBITDAX was $244 million, a 21% increase relative to the fourth quarter 2016. Additionally, the Company announced a three-year outlook targeting 27% to 33% compound annual Appalachia net production growth through 2019. With respect to 5 the results, Individual Defendant D. Rice IV commented: We are off to a great start in 2017 on our continued path to create long-term value for our shareholders. With the Vantage Energy acquisition complete, we delivered solid first quarter 2017 operational results into an improving gas price environment. Looking ahead, we are focused on generating best-in-class E&P results to achieve our three-year E&P targeted growth outlook. D. Rice IV concluded: I believe our target of over 2 Bcfe/d of 2019 net production offers a highly attractive risk-adjusted growth profile and executing this outlook will unlock significant value for our shareholders. We are targeting differentiated production growth and cash flow neutrality in 2019, a rare feat amongst E&P companies. This outlook is supported by core acreage, high returns, technical expertise, low leverage and significant hedges. 33. Nevertheless, the Board caused the Company to enter into the Merger Agreement, pursuant to which Rice will be acquired for inadequate consideration. 34. The Individual Defendants have all but ensured that another entity will not emerge with a competing proposal by agreeing to a “no solicitation” provision in the Merger Agreement that prohibits the Individual Defendants from soliciting alternative proposals and severely constrains their ability to communicate and negotiate with potential buyers who wish to submit or have submitted unsolicited alternative proposals. 35. Further, the Company must promptly advise EQT of any proposals or inquiries received from other parties. 36. Moreover, the Merger Agreement contains a highly restrictive “fiduciary out” provision permitting the Board to withdraw its approval of the Proposed Transaction under extremely limited circumstances, and grants EQT a “matching right” with respect to any “Company Superior Proposal” made to the Company. 6

37. Further locking up control of the Company in favor of EQT, the Merger Agreement provides for a “termination fee” of $255 million payable by the Company to EQT if the Individual Defendants cause the Company to terminate the Merger Agreement. 38. By agreeing to all of the deal protection devices, the Individual Defendants have locked up the Proposed Transaction and have precluded other bidders from making successful competing offers for the Company. 39. Additionally, Individual Defendants D. Rice III, D. Rice IV, and T. Rice, the Rice Energy 2016 Irrevocable Trust, Rice Energy Holdings LLC, and Derek A. Rice entered into a voting and support agreement, pursuant to which they have agreed to vote their Company shares in favor of the Proposed Transaction. Accordingly, such shares are already locked up in favor of the merger. 40. The consideration to be provided to plaintiff and the Class in the Proposed Transaction is inadequate. 41. Among other things, the intrinsic value of the Company is materially in excess of the amount offered in the Proposed Transaction. 42. Accordingly, the Proposed Transaction will deny Class members their right to share proportionately and equitably in the true value of the Company’s valuable and profitable business, and future growth in profits and earnings. The Registration Statement Omits Material Information, Rendering It False and Misleading 43. Defendants filed the Registration Statement with the SEC in connection with the Proposed Transaction. 44. The Registration Statement omits material information with respect to the Proposed Transaction, which renders the Registration Statement false and misleading. 7

45. First, the Registration Statement omits material information regarding Rice’s financial projections and the analyses performed by the Company’s financial advisor, Barclays Capital Inc. (“Barclays”). 46. With respect to Rice’s financial projections, the Registration Statement fails to disclose: (i) interest expense; (ii) taxes; (iii) earnings; (iv) interest; (v) depreciation; (vi) amortization; and (vii) a reconciliation of all non-GAAP to GAAP metrics. 47. With respect to EQT’s financial projections, the Registration Statement fails to disclose: (i) taxes; (ii) capital expenditures; (iii) distributions received versus earned; (iv) proceeds from the sale of EQT GP Holdings, LP units; (v) changes in working capital; (vi) restricted stock and stock option expense; (vii) earnings; (viii) interest; (ix) depreciation; (x) amortization; (xi) exploration expense; and (xii) a reconciliation of all non-GAAP to GAAP metrics. 48. With respect to Barclays’ Discounted Cash Flow Analysis for Rice, the Registration Statement fails to disclose: (i) the projected after-tax unlevered free cash flows used by Barclays in the analysis and the constituent line items; (ii) the terminal value of Rice; and (iii) the inputs underlying the discount rate range of 10.0% to 14.0% and the range of perpetuity growth rates from 3.0% to 4.0%. 49. With respect to Barclays’ Discounted Cash Flow Analysis for EQT, the Registration Statement fails to disclose: (i) the projected after-tax unlevered free cash flows used by Barclays in the analysis and the constituent line items; (ii) the terminal value of EQT; and (iii) the inputs underlying the discount rate range of 7.0% to 8.5% and the range of perpetuity growth rates from 5.25% to 5.75%. 50. With respect to Barclays’ Net Asset Valuation Analyses, the Registration 8

Statement fails to disclose: (i) the projected after-tax cash flows, distributable cash flow per limited partner unit, and earned distributions used by Barclays in the analyses; (ii) the terminal values of the Rice Midstream Partners LP (“RMP”) units, the EQT Midstream Partners, LP (“EQM”) units, RMP’s general partner, and the EQM incentive distribution rights; and (iii) the inputs underlying the discount rate ranges applied by Barclays. 51.With respect to Barclays’ Selected Comparable Company Analyses, the Registration Statement fails to disclose the individual multiples and financial metrics for the companies observed by Barclays in the analyses. 52.With respect to Barclays’ Selected Precedent Transaction Analyses, the Registration Statement fails to disclose the individual multiples and financial metrics for the transactions observed by Barclays in the analyses. 53. With respect to Barclays’ Transaction Premium Analysis, the Registration Statement fails to disclose the premiums in the transactions observed by Barclays. 54. The disclosure of projected financial information is material because it provides stockholders with a basis to project the future financial performance of a company, and allows stockholders to better understand the financial analyses performed by the company’s financial advisor in support of its fairness opinion. Moreover, when a banker’s endorsement of the fairness of a transaction is touted to shareholders, the valuation methods used to arrive at that opinion as well as the key inputs and range of ultimate values generated by those analyses must also be fairly disclosed. 55. The omission of this material information renders the Registration Statement false and misleading, including, inter alia, the following sections of the Registration Statement: (i) “Background of the Merger”; (ii) “Recommendation of the Rice Board and Reasons for the 9

Merger”; (iii) “Certain EQT Unaudited Prospective Financial and Operating Information”; (iv) “Certain Rice Unaudited Prospective Financial and Operating Information”; and (v) “Opinion of Rice’s Financial Advisor.” 56. Second, the Registration Statement omits material information regarding potential conflicts of interest of Barclays. 57. For example, the Registration Statement fails to disclose the amount of compensation Barclays has received from Rice, EQT, and their affiliates for the past services it provided to such entities. 58. The Registration Statement also fails to disclose Barclays’ holdings in Rice’s, EQT’s, and their affiliates’ stock. 59.Full disclosure of investment banker compensation and all potential conflicts is required due to the central role played by investment banks in the evaluation, exploration, selection, and implementation of strategic alternatives. 60. The omission of this material information renders the Registration Statement false and misleading, including, inter alia, the following sections of the Registration Statement: (i) “Background of the Merger”; (ii) “Recommendation of the Rice Board and Reasons for the Merger”; and (iii) “Opinion of Rice’s Financial Advisor.” 61. Third, the Registration Statement omits material information regarding potential conflicts of interest of the Company’s officers and directors. 62. Specifically, the Registration Statement fails to disclose the nature of all communications regarding the future directorship and employment of Rice’s directors and officers, including Individual Defendants D. Rice IV and Vagt. 10

63. Communications regarding post-transaction employment during the negotiation of the underlying transaction must be disclosed to stockholders. This information is necessary for stockholders to understand potential conflicts of interest of management and the Board, as that information provides illumination concerning motivations that would prevent fiduciaries from acting solely in the best interests of the Company’s stockholders. 64. The Registration Statement also fails to disclose the nature of the “variety of governance-related matters [that] would have to be worked out between” Rice and Company A as discussed by Individual Defendant D. Rice IV on July 17, 2016. 65. The omission of this material information renders the Registration Statement false and misleading, including, inter alia, the following sections of the Registration Statement: (i) “Background of the Merger”; (ii) “Recommendation of the Rice Board and Reasons for the Merger”; (iii) “Interests of Certain Rice Directors and Executive Officers in the Merger”; and (iv) “Board of Directors and Management of EQT Following Completion of the Merger.” 66. Fourth, the Registration Statement fails to disclose whether any non-disclosure agreements executed by Rice and the prospective bidders, including “Company A” and “Company C,” contained standstill and/or “don’t ask, don’t waive” provisions that are or were preventing those counterparties from submitting superior offers to acquire the Company. 67. Without this information, stockholders may have the mistaken belief that, if these potentially interested parties wished to come forward with a superior offer, they are or were permitted to do so, when in fact they are or were contractually prohibited from doing so. 68. The omission of this material information renders the Registration Statement false and misleading, including, inter alia, the following sections of the Registration Statement: (i) “Background of the Merger”; and (ii) “Recommendation of the Rice Board and Reasons for the 11

Merger.” 69. The above-referenced omitted information, if disclosed, would significantly alter the total mix of information available to Rice’s stockholders. COUNT I Claim for Violation of Section 14(a) of the 1934 Act and Rule 14a-9 Promulgated Thereunder Against the Individual Defendants and Rice 70. Plaintiff repeats and realleges the preceding allegations as if fully set forth herein. 71. The Individual Defendants disseminated the false and misleading Registration Statement, which contained statements that, in violation of Section 14(a) of the 1934 Act and Rule 14a-9, in light of the circumstances under which they were made, omitted to state material facts necessary to make the statements therein not materially false or misleading. Rice is liable as the issuer of these statements. 72.The Registration Statement was prepared, reviewed, and/or disseminated by the Individual Defendants. By virtue of their positions within the Company, the Individual Defendants were aware of this information and their duty to disclose this information in the Registration Statement. 73. The Individual Defendants were at least negligent in filing the Registration Statement with these materially false and misleading statements. 74. The omissions and false and misleading statements in the Registration Statement are material in that a reasonable stockholder will consider them important in deciding how to vote on the Proposed Transaction.In addition, a reasonable investor will view a full and accurate disclosure as significantly altering the total mix of information made available in the Registration Statement and in other information reasonably available to stockholders. 75. The Registration Statement is an essential link in causing plaintiff and the 12

Company’s stockholders to approve the Proposed Transaction. 76. By reason of the foregoing, defendants violated Section 14(a) of the 1934 Act and Rule 14a-9 promulgated thereunder. 77. Because of the false and misleading statements in the Registration Statement, plaintiff and the Class are threatened with irreparable harm. COUNT II Claim for Violation of Section 20(a) of the 1934 Act Against the Individual Defendants and EQT 78. Plaintiff repeats and realleges the preceding allegations as if fully set forth herein. 79. The Individual Defendants and EQT acted as controlling persons of Rice within the meaning of Section 20(a) of the 1934 Act as alleged herein. By virtue of their positions as officers and/or directors of Rice and participation in and/or awareness of the Company’s operations and/or intimate knowledge of the false statements contained in the Registration Statement, they had the power to influence and control and did influence and control, directly or indirectly, the decision making of the Company, including the content and dissemination of the various statements that plaintiff contends are false and misleading. 80. Each of the Individual Defendants and EQT was provided with or had unlimited access to copies of the Registration Statement alleged by plaintiff to be misleading prior to and/or shortly after these statements were issued and had the ability to prevent the issuance of the statements or cause them to be corrected. 81. In particular, each of the Individual Defendants had direct and supervisory involvement in the day-to-day operations of the Company, and, therefore, is presumed to have had the power to control and influence the particular transactions giving rise to the violations as alleged herein, and exercised the same.The Registration Statement contains the unanimous 13 recommendation of the Individual Defendants to approve the Proposed Transaction. They were thus directly in the making of the Registration Statement. 82. EQT also had direct supervisory control over the composition of the Registration Statement and the information disclosed therein, as well as the information that was omitted and/or misrepresented in the Registration Statement. 83. By virtue of the foregoing, the Individual Defendants and EQT violated Section 20(a) of the 1934 Act. 84. As set forth above, the Individual Defendants and EQT had the ability to exercise control over and did control a person or persons who have each violated Section 14(a) of the 1934 Act and Rule 14a-9, by their acts and omissions as alleged herein. By virtue of their positions as controlling persons, these defendants are liable pursuant to Section 20(a) of the 1934 Act. As a direct and proximate result of defendants’ conduct, plaintiff and the Class are threatened with irreparable harm. PRAYER FOR RELIER WHEREFORE, plaintiff prays for judgment and relief as follows: A. Preliminarily and permanently enjoining defendants and all persons acting in concert with them from proceeding with, consummating, or closing the Proposed Transaction; B. In the event defendants consummate the Proposed Transaction, rescinding it and setting it aside or awarding rescissory damages; C. Directing the Individual Defendants to disseminate a Registration Statement that does not contain any untrue statements of material fact and that states all material facts required in it or necessary to make the statements contained therein not misleading; D. Declaring that defendants violated Sections 14(a) and/or 20(a) of the 1934 Act, as 14 well as Rule 14a-9 promulgated thereunder; E. Awarding plaintiff the costs of this action, including reasonable allowance for plaintiff’s attorneys’ and experts’ fees; and F. Granting such other and further relief as this Court may deem just and proper. JURY DEMAND Plaintiff respectfully requests a trial by jury on all issues so triable. Dated: August 3, 2017 LAW OFFICE OF ALFRED G. YATES, JR., P.C. By: /s/ Alfred G. Yates, Jr. OF COUNSEL: Alfred G. Yates, Jr. PA Bar No. 17419 Gerald L. Rutledge PA Bar No. 62027 300 Mt. Lebanon Boulevard Suite 206-B Pittsburgh, PA 15234-1507 Telephone: (412) 391-5164 Facsimile: (412) 471-1033 RIGRODSKY & LONG, P.A. Brian D. Long (PA Bar No. 82370) Gina M. Serra (PA Bar No. 308207) 2 Righter Parkway, Suite 120 Wilmington, DE 19803 Telephone: (302) 295-5310 Facsimile: (302) 654-7530 RM LAW, P.C. Richard A. Maniskas (PA Bar No. 85942) 1055 Westlakes Drive, Suite 300 Berwyn, PA 19312 Telephone: (484) 324-6800 Facsimile: (484) 631-1305 Attorneys for Plaintiff 15

JS 44 (Rev. 06/17) The JS 44 civil cover sheet and the information contained herein neither replace nor supplement the filing and service of pleadings or other papers as required by law, except as provided by local rules of court. This form, approved by the Judicial Conference of the United States in September 1974, is required for the use of the Clerk of Court for the purpose of initiating the civil docket sheet. (SEE INSTRUCTIONS ON NEXT PAGE OF THIS FORM.) THE TRACT OF LAND INVOLVED. ff IV. NATURE OF SUIT (Place an “X” in One Box Only) Click here for: Nature of Sui t Code Descriptions. V. ORIGIN (Place an “X” in One Box Only) 1 Original Proceeding 2 Removed from State Court 3 Remanded from Appellate Court 4 Reinstated or Reopened 5 Transferred from Another District (specify) 6 Multidistrict Litigation - Transfer 8 Multidistrict Litigation - Direct File VII. REQUESTED IN DEMAND $ CHECK YES only if demanded in complaint: CHECK IF THIS IS A CLASS ACTION CO MP LA I NT : UNDER RUL E 23, F.R.Cv .P . JURY DEMAND: Yes No VIII. RELATED CASE(S) IF ANY (See instructions): JUDGE DOCKET NUMBER DATE SIGNATURE OF ATTORNEY OF RECORD FOR OFFICE USE ONLY RECEIPT # AMOUNT APPLYING IFP JUDGE MAG. JUDGE VI. CAUSE OF ACTION Cite the U.S. Civil Statute under which you are filing (Do not cite jurisdictional statutes unless diversity): Brief description of cause: CONTRACT TORTS FORFEITURE/PENALTY BANKRUPTCY OTHER STATUTES 110 Insurance 120 Marine 130 Miller Act 140 Negotiable Instrument 150 Recovery of Overpayment & Enforcement of Judgment 151 Medicare Act 152 Recovery of Defaulted Student Loans (Excludes Veterans) 153 Recovery of Overpayment of Veteran’s Benefits 160 Stockholders’ Suits 190 Other Contract 195 Contract Product Liability 196 Franchise PERSONAL INJURYPERSONAL INJURY 310 Airplane 365 Personal Injury - 315 Airplane Product Product Liability Liability 367 Health Care/ 320 Assault, Libel &Pharmaceutical Slander Personal Injury 330 Federal Employers’ Product Liability Liability 368 Asbestos Personal 340 MarineInjury Product 345 Marine Product Liability Liability PERSONAL PROPERTY 350 Motor Vehicle 370 Other Fraud 355 Motor Vehicle 371 Truth in Lending Product Liability 380 Other Personal 360 Other Personal Property Damage Injury 385 Property Damage 362 Personal Injury -Product Liability Medical Malpractice 625 Drug Related Seizure of Property 21 USC 881 690 Other 422 Appeal 28 USC 158 423 Withdrawal 28 USC 157 375 False Claims Act 376 Qui Tam (31 USC 3729(a)) 400 State Reapportionment 410 Antitrust 430 Banks and Banking 450 Commerce 460 Deportation 470 Racketeer Influenced and Corrupt Organizations 480 Consumer Credit 490 Cable/Sat TV 850 Securities/Commodities/ Exchange 890 Other Statutory Actions 891 Agricultural Acts 893 Environmental Matters 895 Freedom of Information Act 896 Arbitration 899 Administrative Procedure Act/Review or Appeal of Agency Decision 950 Constitutionality of State Statutes PROPERTY RIGHTS 820 Copyrights 830 Patent 835 Patent - Abbreviated New Drug Application 840 Trademark LABOR SOCIAL SECURITY 710 Fair Labor Standards Act 720 Labor/Management Relations 740 Railway Labor Act 751 Family and Medical Leave Act 790 Other Labor Litigation 791 Employee Retirement Income Security Act 861 HIA (1395ff) 862 Black Lung (923) 863 DIWC/DIWW (405(g)) 864 SSID Title XVI 865 RSI (405(g)) REAL PROPERTY CIVIL RIGHTS P RISONER PETITIONS FEDERAL TAX SUITS 210 Land Condemnation 220 Foreclosure 230 Rent Lease & Ejectment 240 Torts to Land 245 Tort Product Liability 290 All Other Real Property 440 Other Civil Rights 441 Voting 442 Employment 443 Housing/ Accommodations 445 Amer. w/Disabilities - Employment 446 Amer. w/Disabilities - Other 448 Education Habeas Corpus: 463 Alien Detainee 510 Motions to Vacate Sentence 530 General 535 Death Penalty Other: 540 Mandamus & Other 550 Civil Rights 555 Prison Condition 560 Civil Detainee - Conditions of Confinement 870 Taxes (U.S. Plaintiff or Defendant) 871 IRS—Third Party 26 USC 7609 IMMIGRATION 462 Naturalization Application 465 Other Immigration Actions I. (a) PLAINTIFFS (b) County of Residence of First Listed Plaintiff (EXCEPT IN U.S. PLAINTIFF CASES) (c) Attorneys (Firm Name, Address, and Telephone Number) DEFENDANTS County of Residence of First Listed Defendant (IN U.S. PLAINTIFF CASES ONLY) NOTE: IN LAND CONDEMNATION CASES, USE THE LOCATION OF Attorneys (If Known) II. BASIS OF JURISDICTION (Place an “X” in One Box Only) 1 U.S. Government 3 Federal Question Plaintiff(U.S. Government Not a Party) 2 U.S. Government 4 Diversity Defendant(Indicate Citizenship of Parties in Item III) III. CITIZENSHIP OF PRINCIPAL PARTIES (Place an “X” in One Box for Plainti (For Diversity Cases Only)and One Box for Defendant) PTFDEFPTFDEF Citizen of This State 11 Incorporated or Principal Place 44 of Business In This State Citizen of Another State 22 Incorporated and Principal Place 55 of Business In Another State Citizen or Subject of a 33 Foreign Nation 66 Foreign Country 15 U.S.C. 78n(a), 78t(a), and SEC Rule 14a-9, 17 C.F.R. 240. 14a-9 Violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 08/03/2017 /s/ Alfred G.Yates, Jr. (PA17419)

JS 44A REVISED June, 2009 IN THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF PENNSYLVANIA THIS CASE DESIGNATION SHEET MUST BE COMPLETED PART A This case belongs on the ( Erie Johnstown Pittsburgh) calendar. 1. ERIE CALENDAR - If cause of action arose Forest, McKean. Venang or Warren, OR counties. in the counties of Crawford, Elk, Erie, plaintiff or defendant resides in one of said 2. JOHNSTOWN CALENDAR - If cause of action arose in the counties of Bedford, Blair, Cambria, Clearfield or Somerset OR any plaintiff or defendant resides in one of said counties. 3. Complete if on ERIE CALENDAR: I certify that the cause of action arose in County and that the resides in County. 4. Complete if on JOHNSTOWN CALENDAR: I certify that the cause of action arose in County and that the resides in County. PART B (You are to check ONE of the following) . Short Caption . 1. 2. This case is related to Number This case is not related to a pending or terminated case. DEFINlTIONS OF RELATED CASES: CIVIL: Civil cases are deemed related when another suit or involves the same issues of as another suit or involves the validity or a case filed relates to property included in fact or it grows out of the same transactions infringement of a patent involved in another suit EMINENT DOMAIN: Cases in contiguous closely located groups and in common ownership groups which will lend themselves to consolidation for trial shall be deemed related. HABEAS CORPUS & CIVIL RIGHTS: All habeas corpus petitions filed by the same individual shall be deemed related. All pro se Civil Rights actions by the same individual shall be deemed related. PARTC I. CIVIL 1. 2. 3. 4. 5. 6. 7. 8. CATEGORY ( applicable category). Antitrust and Securities Act Cases Labor-Management Relations Habea corpus Civil Rights Patent, Copyright, and Trademark Eminent Domain All other federal question cases All personal and property damage tort cases, including maritime, FELA, Jones Act, Motor vehicle, products liability, assault, defamation, malicious prosecution, and false arrest Insurance indemnity, contract and other diversity cases. Government Collection Cases (shall include HEW Student Loans (Education), 9. 10. V A Overpayment, Overpayment of Social Security, Enlistment Overpayment (Army, Navy, etc.), HUD Loans, GAO Loans (Misc. Types), Mortgage Foreclosures, SBA Loans, Civil Penalties and Coal Mine Penalty and Reclamation Fees.) I certify that to the best of my knowledge the entries on this Case Designation Sheet are true and correct Date: ATTORNEY AT LAW NOTE: ALL SECTIONS OF BOTH FORMS MUST BE COMPLETED BEFORE CASE CAN BE PROCESSED. resides in County Select the 08/03/2017 /s/ Alfred G. Yates, Jr.

CERTIFICATION OF PLAINTIFF I, George Assad ("Plaintiff”), hereby declare as to the claims asserted under the federal securities laws that: 1. Plaintiff has reviewed the complaint and authorizes its filing. 2. Plaintiff did not purchase the security that is the subject of this action at the direction of Plaintiff’s counsel or in order to participate in any private action. 3. Plaintiff is willing to serve as a representative party on behalf of the class, either individually or as part of a group, and I will testify at deposition or trial, if necessary. I understand that this is not a claim form and that I do not need to execute this Certification to share in any recovery as a member of the class. 4. Plaintiff’s purchase and sale transactions in the Rice Energy Inc. (NYSE: RICE) security that is the subject ofthis action during the class period is/are as follows: PURCHASES SALES Please list additional transactions on separate sheet of paper, if necessary. 5. Plaintiff has complete authority to bring a suit to recover for investment losses on behalf of purchasers of the subject securities described herein (including Plaintiff, any co-owners, any corporations or other entities, and/or any beneficial owners). Sell Date Shares Price per Share Buy Date Shares Price per Share 1/24/14 100 $22.50

6. During the three years prior to the date of this Certification, Plaintiff has not moved to serve as a representative party for a class in an action filed under the federal securities laws. 7. Plaintiff will not accept any payment for serving as a representative party on behalf of the class beyond Plaintiff’s pro rata share of any recovery, except such reasonable costs and expenses (including lost wages) directly relating to the representation of the class as ordered or approved by the Court. I declare under penalty of perjury that the foregoing is true and correct. Executed this 31st day of July 2017. GEORGE ASSAD

AO 440 (Rev. 06/12) Summons in a Civil Action UNITED STATES DISTRICT COURT for the District of ) ) ) ) ) ) ) ) ) ) ) ) Plaintiff(s) v. Civil Action No. Defendant(s) SUMMONS IN A CIVIL ACTION To: (Defendant’s name and address) A lawsuit has been filed against you. Within 21 days after service of this summons on you (not counting the day you received it) — or 60 days if you are the United States or a United States agency, or an officer or employee of the United States described in Fed. R. Civ. P. 12 (a)(2) or (3) — you must serve on the plaintiff an answer to the attached complaint or a motion under Rule 12 of the Federal Rules of Civil Procedure. The answer or motion must be served on the plaintiff or plaintiff’s attorney, whose name and address are: If you fail to respond, judgment by default will be entered against you for the relief demanded in the complaint. You also must file your answer or motion with the court. CLERK OF COURT Date: Signature of Clerk or Deputy Clerk Western District of Pennsylvania GEORGE ASSAD, Individually and On Behalf of All Others Similarly Situated, RICE ENERGY INC., ROBERT F. VAGT, DANIEL J. RICE, IV, TOBY Z. RICE, DANIEL J. RICE, III, KATE JACKSON, JAMES W. CHRISTMAS, JOHN MCCARTNEY, EQT CORPORATION, et al. Rice Energy, Inc. 2200 Rice Drive Canonsburg, Pennsylvania 15317 Alfred G. Yates, Jr. 300 Mt. Lebanon Boulevard Suite 206-B Pittsburgh, PA 15234-1507 Telephone: (412) 391-5164

AO 440 (Rev. 06/12) Summons in a Civil Action (Page 2) Civil Action No. PROOF OF SERVICE (This section should not be filed with the court unless required by Fed. R. Civ. P. 4 (l)) This summons for (name of individual and title, if any) was received by me on (date) . ’ I personally served the summons on the individual at (place) on (date) ; or ’ I left the summons at the individual’s residence or usual place of abode with (name) , a person of suitable age and discretion who resides there, on (date) , and mailed a copy to the individual’s last known address; or ’ I served the summons on (name of individual) , who is designated by law to accept service of process on behalf of (name of organization) on (date) ; or ’ I returned the summons unexecuted because ; or ’ Other (specify): . My fees are $ for travel and $ for services, for a total of $0.00 . I declare under penalty of perjury that this information is true. Date: Server’s signature Printed name and title Server’s address Additional information regarding attempted service, etc:

AO 440 (Rev. 06/12) Summons in a Civil Action UNITED STATES DISTRICT COURT for the District of ) ) ) ) ) ) ) ) ) ) ) ) Plaintiff(s) v. Civil Action No. Defendant(s) SUMMONS IN A CIVIL ACTION To: (Defendant’s name and address) A lawsuit has been filed against you. Within 21 days after service of this summons on you (not counting the day you received it) — or 60 days if you are the United States or a United States agency, or an officer or employee of the United States described in Fed. R. Civ. P. 12 (a)(2) or (3) — you must serve on the plaintiff an answer to the attached complaint or a motion under Rule 12 of the Federal Rules of Civil Procedure. The answer or motion must be served on the plaintiff or plaintiff’s attorney, whose name and address are: If you fail to respond, judgment by default will be entered against you for the relief demanded in the complaint. You also must file your answer or motion with the court. CLERK OF COURT Date: Signature of Clerk or Deputy Clerk Western District of Pennsylvania GEORGE ASSAD, Individually and On Behalf of All Others Similarly Situated, RICE ENERGY INC., ROBERT F. VAGT, DANIEL J. RICE, IV, TOBY Z. RICE, DANIEL J. RICE, III, KATE JACKSON, JAMES W. CHRISTMAS, JOHN MCCARTNEY, EQT CORPORATION, et al. Rice Energy, Inc. 2200 Rice Drive Canonsburg, Pennsylvania 15317 Alfred G. Yates, Jr. 300 Mt. Lebanon Boulevard Suite 206-B Pittsburgh, PA 15234-1507 Telephone: (412) 391-5164

AO 440 (Rev. 06/12) Summons in a Civil Action (Page 2) Civil Action No. PROOF OF SERVICE (This section should not be filed with the court unless required by Fed. R. Civ. P. 4 (l)) This summons for (name of individual and title, if any) was received by me on (date) . ’ I personally served the summons on the individual at (place) on (date) ; or ’ I left the summons at the individual’s residence or usual place of abode with (name) , a person of suitable age and discretion who resides there, on (date) , and mailed a copy to the individual’s last known address; or ’ I served the summons on (name of individual) , who is designated by law to accept service of process on behalf of (name of organization) on (date) ; or ’ I returned the summons unexecuted because ; or ’ Other (specify): . My fees are $ for travel and $ for services, for a total of $0.00 . I declare under penalty of perjury that this information is true. Date: Server’s signature Printed name and title Server’s address Additional information regarding attempted service, etc:

AO 440 (Rev. 06/12) Summons in a Civil Action UNITED STATES DISTRICT COURT for the District of ) ) ) ) ) ) ) ) ) ) ) ) Plaintiff(s) v. Civil Action No. Defendant(s) SUMMONS IN A CIVIL ACTION To: (Defendant’s name and address) A lawsuit has been filed against you. Within 21 days after service of this summons on you (not counting the day you received it) — or 60 days if you are the United States or a United States agency, or an officer or employee of the United States described in Fed. R. Civ. P. 12 (a)(2) or (3) — you must serve on the plaintiff an answer to the attached complaint or a motion under Rule 12 of the Federal Rules of Civil Procedure. The answer or motion must be served on the plaintiff or plaintiff’s attorney, whose name and address are: If you fail to respond, judgment by default will be entered against you for the relief demanded in the complaint. You also must file your answer or motion with the court. CLERK OF COURT Date: Signature of Clerk or Deputy Clerk Western District of Pennsylvania GEORGE ASSAD, Individually and On Behalf of All Others Similarly Situated, RICE ENERGY INC., ROBERT F. VAGT, DANIEL J. RICE, IV, TOBY Z. RICE, DANIEL J. RICE, III, KATE JACKSON, JAMES W. CHRISTMAS, JOHN MCCARTNEY, EQT CORPORATION, et al. Rice Energy, Inc. 2200 Rice Drive Canonsburg, Pennsylvania 15317 Alfred G. Yates, Jr. 300 Mt. Lebanon Boulevard Suite 206-B Pittsburgh, PA 15234-1507 Telephone: (412) 391-5164

AO 440 (Rev. 06/12) Summons in a Civil Action (Page 2) Civil Action No. PROOF OF SERVICE (This section should not be filed with the court unless required by Fed. R. Civ. P. 4 (l)) This summons for (name of individual and title, if any) was received by me on (date) . ’ I personally served the summons on the individual at (place) on (date) ; or ’ I left the summons at the individual’s residence or usual place of abode with (name) , a person of suitable age and discretion who resides there, on (date) , and mailed a copy to the individual’s last known address; or ’ I served the summons on (name of individual) , who is designated by law to accept service of process on behalf of (name of organization) on (date) ; or ’ I returned the summons unexecuted because ; or ’ Other (specify): . My fees are $ for travel and $ for services, for a total of $0.00 . I declare under penalty of perjury that this information is true. Date: Server’s signature Printed name and title Server’s address Additional information regarding attempted service, etc:

AO 440 (Rev. 06/12) Summons in a Civil Action UNITED STATES DISTRICT COURT for the District of ) ) ) ) ) ) ) ) ) ) ) ) Plaintiff(s) v. Civil Action No. Defendant(s) SUMMONS IN A CIVIL ACTION To: (Defendant’s name and address) A lawsuit has been filed against you. Within 21 days after service of this summons on you (not counting the day you received it) — or 60 days if you are the United States or a United States agency, or an officer or employee of the United States described in Fed. R. Civ. P. 12 (a)(2) or (3) — you must serve on the plaintiff an answer to the attached complaint or a motion under Rule 12 of the Federal Rules of Civil Procedure. The answer or motion must be served on the plaintiff or plaintiff’s attorney, whose name and address are: If you fail to respond, judgment by default will be entered against you for the relief demanded in the complaint. You also must file your answer or motion with the court. CLERK OF COURT Date: Signature of Clerk or Deputy Clerk Western District of Pennsylvania GEORGE ASSAD, Individually and On Behalf of All Others Similarly Situated, RICE ENERGY INC., ROBERT F. VAGT, DANIEL J. RICE, IV, TOBY Z. RICE, DANIEL J. RICE, III, KATE JACKSON, JAMES W. CHRISTMAS, JOHN MCCARTNEY, EQT CORPORATION, et al. Rice Energy, Inc. 2200 Rice Drive Canonsburg, Pennsylvania 15317 Alfred G. Yates, Jr. 300 Mt. Lebanon Boulevard Suite 206-B Pittsburgh, PA 15234-1507 Telephone: (412) 391-5164

AO 440 (Rev. 06/12) Summons in a Civil Action (Page 2) Civil Action No. PROOF OF SERVICE (This section should not be filed with the court unless required by Fed. R. Civ. P. 4 (l)) This summons for (name of individual and title, if any) was received by me on (date) . ’ I personally served the summons on the individual at (place) on (date) ; or ’ I left the summons at the individual’s residence or usual place of abode with (name) , a person of suitable age and discretion who resides there, on (date) , and mailed a copy to the individual’s last known address; or ’ I served the summons on (name of individual) , who is designated by law to accept service of process on behalf of (name of organization) on (date) ; or ’ I returned the summons unexecuted because ; or ’ Other (specify): . My fees are $ for travel and $ for services, for a total of $0.00 . I declare under penalty of perjury that this information is true. Date: Server’s signature Printed name and title Server’s address Additional information regarding attempted service, etc:

AO 440 (Rev. 06/12) Summons in a Civil Action UNITED STATES DISTRICT COURT for the District of ) ) ) ) ) ) ) ) ) ) ) ) Plaintiff(s) v. Civil Action No. Defendant(s) SUMMONS IN A CIVIL ACTION To: (Defendant’s name and address) A lawsuit has been filed against you. Within 21 days after service of this summons on you (not counting the day you received it) — or 60 days if you are the United States or a United States agency, or an officer or employee of the United States described in Fed. R. Civ. P. 12 (a)(2) or (3) — you must serve on the plaintiff an answer to the attached complaint or a motion under Rule 12 of the Federal Rules of Civil Procedure. The answer or motion must be served on the plaintiff or plaintiff’s attorney, whose name and address are: If you fail to respond, judgment by default will be entered against you for the relief demanded in the complaint. You also must file your answer or motion with the court. CLERK OF COURT Date: Signature of Clerk or Deputy Clerk Western District of Pennsylvania GEORGE ASSAD, Individually and On Behalf of All Others Similarly Situated, RICE ENERGY INC., ROBERT F. VAGT, DANIEL J. RICE, IV, TOBY Z. RICE, DANIEL J. RICE, III, KATE JACKSON, JAMES W. CHRISTMAS, JOHN MCCARTNEY, EQT CORPORATION, et al. Rice Energy, Inc. 2200 Rice Drive Canonsburg, Pennsylvania 15317 Alfred G. Yates, Jr. 300 Mt. Lebanon Boulevard Suite 206-B Pittsburgh, PA 15234-1507 Telephone: (412) 391-5164

AO 440 (Rev. 06/12) Summons in a Civil Action (Page 2) Civil Action No. PROOF OF SERVICE (This section should not be filed with the court unless required by Fed. R. Civ. P. 4 (l)) This summons for (name of individual and title, if any) was received by me on (date) . ’ I personally served the summons on the individual at (place) on (date) ; or ’ I left the summons at the individual’s residence or usual place of abode with (name) , a person of suitable age and discretion who resides there, on (date) , and mailed a copy to the individual’s last known address; or ’ I served the summons on (name of individual) , who is designated by law to accept service of process on behalf of (name of organization) on (date) ; or ’ I returned the summons unexecuted because ; or ’ Other (specify): . My fees are $ for travel and $ for services, for a total of $0.00 . I declare under penalty of perjury that this information is true. Date: Server’s signature Printed name and title Server’s address Additional information regarding attempted service, etc:

AO 440 (Rev. 06/12) Summons in a Civil Action UNITED STATES DISTRICT COURT for the District of ) ) ) ) ) ) ) ) ) ) ) ) Plaintiff(s) v. Civil Action No. Defendant(s) SUMMONS IN A CIVIL ACTION To: (Defendant’s name and address) A lawsuit has been filed against you. Within 21 days after service of this summons on you (not counting the day you received it) — or 60 days if you are the United States or a United States agency, or an officer or employee of the United States described in Fed. R. Civ. P. 12 (a)(2) or (3) — you must serve on the plaintiff an answer to the attached complaint or a motion under Rule 12 of the Federal Rules of Civil Procedure. The answer or motion must be served on the plaintiff or plaintiff’s attorney, whose name and address are: If you fail to respond, judgment by default will be entered against you for the relief demanded in the complaint. You also must file your answer or motion with the court. CLERK OF COURT Date: Signature of Clerk or Deputy Clerk Western District of Pennsylvania GEORGE ASSAD, Individually and On Behalf of All Others Similarly Situated, RICE ENERGY INC., ROBERT F. VAGT, DANIEL J. RICE, IV, TOBY Z. RICE, DANIEL J. RICE, III, KATE JACKSON, JAMES W. CHRISTMAS, JOHN MCCARTNEY, EQT CORPORATION, et al. Rice Energy, Inc. 2200 Rice Drive Canonsburg, Pennsylvania 15317 Alfred G. Yates, Jr. 300 Mt. Lebanon Boulevard Suite 206-B Pittsburgh, PA 15234-1507 Telephone: (412) 391-5164

AO 440 (Rev. 06/12) Summons in a Civil Action (Page 2) Civil Action No. PROOF OF SERVICE (This section should not be filed with the court unless required by Fed. R. Civ. P. 4 (l)) This summons for (name of individual and title, if any) was received by me on (date) . ’ I personally served the summons on the individual at (place) on (date) ; or ’ I left the summons at the individual’s residence or usual place of abode with (name) , a person of suitable age and discretion who resides there, on (date) , and mailed a copy to the individual’s last known address; or ’ I served the summons on (name of individual) , who is designated by law to accept service of process on behalf of (name of organization) on (date) ; or ’ I returned the summons unexecuted because ; or ’ Other (specify): . My fees are $ for travel and $ for services, for a total of $0.00 . I declare under penalty of perjury that this information is true. Date: Server’s signature Printed name and title Server’s address Additional information regarding attempted service, etc:

AO 440 (Rev. 06/12) Summons in a Civil Action UNITED STATES DISTRICT COURT for the District of ) ) ) ) ) ) ) ) ) ) ) ) Plaintiff(s) v. Civil Action No. Defendant(s) SUMMONS IN A CIVIL ACTION To: (Defendant’s name and address) A lawsuit has been filed against you. Within 21 days after service of this summons on you (not counting the day you received it) — or 60 days if you are the United States or a United States agency, or an officer or employee of the United States described in Fed. R. Civ. P. 12 (a)(2) or (3) — you must serve on the plaintiff an answer to the attached complaint or a motion under Rule 12 of the Federal Rules of Civil Procedure. The answer or motion must be served on the plaintiff or plaintiff’s attorney, whose name and address are: If you fail to respond, judgment by default will be entered against you for the relief demanded in the complaint. You also must file your answer or motion with the court. CLERK OF COURT Date: Signature of Clerk or Deputy Clerk Western District of Pennsylvania GEORGE ASSAD, Individually and On Behalf of All Others Similarly Situated, RICE ENERGY INC., ROBERT F. VAGT, DANIEL J. RICE, IV, TOBY Z. RICE, DANIEL J. RICE, III, KATE JACKSON, JAMES W. CHRISTMAS, JOHN MCCARTNEY, EQT CORPORATION, et al. Rice Energy, Inc. 2200 Rice Drive Canonsburg, Pennsylvania 15317 Alfred G. Yates, Jr. 300 Mt. Lebanon Boulevard Suite 206-B Pittsburgh, PA 15234-1507 Telephone: (412) 391-5164

AO 440 (Rev. 06/12) Summons in a Civil Action (Page 2) Civil Action No. PROOF OF SERVICE (This section should not be filed with the court unless required by Fed. R. Civ. P. 4 (l)) This summons for (name of individual and title, if any) was received by me on (date) . ’ I personally served the summons on the individual at (place) on (date) ; or ’ I left the summons at the individual’s residence or usual place of abode with (name) , a person of suitable age and discretion who resides there, on (date) , and mailed a copy to the individual’s last known address; or ’ I served the summons on (name of individual) , who is designated by law to accept service of process on behalf of (name of organization) on (date) ; or ’ I returned the summons unexecuted because ; or ’ Other (specify): . My fees are $ for travel and $ for services, for a total of $0.00 . I declare under penalty of perjury that this information is true. Date: Server’s signature Printed name and title Server’s address Additional information regarding attempted service, etc:

AO 440 (Rev. 06/12) Summons in a Civil Action UNITED STATES DISTRICT COURT for the District of ) ) ) ) ) ) ) ) ) ) ) ) Plaintiff(s) v. Civil Action No. Defendant(s) SUMMONS IN A CIVIL ACTION To: (Defendant’s name and address) A lawsuit has been filed against you. Within 21 days after service of this summons on you (not counting the day you received it) — or 60 days if you are the United States or a United States agency, or an officer or employee of the United States described in Fed. R. Civ. P. 12 (a)(2) or (3) — you must serve on the plaintiff an answer to the attached complaint or a motion under Rule 12 of the Federal Rules of Civil Procedure. The answer or motion must be served on the plaintiff or plaintiff’s attorney, whose name and address are: If you fail to respond, judgment by default will be entered against you for the relief demanded in the complaint. You also must file your answer or motion with the court. CLERK OF COURT Date: Signature of Clerk or Deputy Clerk Western District of Pennsylvania GEORGE ASSAD, Individually and On Behalf of All Others Similarly Situated, RICE ENERGY INC., ROBERT F. VAGT, DANIEL J. RICE, IV, TOBY Z. RICE, DANIEL J. RICE, III, KATE JACKSON, JAMES W. CHRISTMAS, JOHN MCCARTNEY, EQT CORPORATION, et al. Rice Energy, Inc. 2200 Rice Drive Canonsburg, Pennsylvania 15317 Alfred G. Yates, Jr. 300 Mt. Lebanon Boulevard Suite 206-B Pittsburgh, PA 15234-1507 Telephone: (412) 391-5164

AO 440 (Rev. 06/12) Summons in a Civil Action (Page 2) Civil Action No. PROOF OF SERVICE (This section should not be filed with the court unless required by Fed. R. Civ. P. 4 (l)) This summons for (name of individual and title, if any) was received by me on (date) . ’ I personally served the summons on the individual at (place) on (date) ; or ’ I left the summons at the individual’s residence or usual place of abode with (name) , a person of suitable age and discretion who resides there, on (date) , and mailed a copy to the individual’s last known address; or ’ I served the summons on (name of individual) , who is designated by law to accept service of process on behalf of (name of organization) on (date) ; or ’ I returned the summons unexecuted because ; or ’ Other (specify): . My fees are $ for travel and $ for services, for a total of $0.00 . I declare under penalty of perjury that this information is true. Date: Server’s signature Printed name and title Server’s address Additional information regarding attempted service, etc:

AO 440 (Rev. 06/12) Summons in a Civil Action UNITED STATES DISTRICT COURT for the District of ) ) ) ) ) ) ) ) ) ) ) ) Plaintiff(s) v. Civil Action No. Defendant(s) SUMMONS IN A CIVIL ACTION To: (Defendant’s name and address) A lawsuit has been filed against you. Within 21 days after service of this summons on you (not counting the day you received it) — or 60 days if you are the United States or a United States agency, or an officer or employee of the United States described in Fed. R. Civ. P. 12 (a)(2) or (3) — you must serve on the plaintiff an answer to the attached complaint or a motion under Rule 12 of the Federal Rules of Civil Procedure. The answer or motion must be served on the plaintiff or plaintiff’s attorney, whose name and address are: If you fail to respond, judgment by default will be entered against you for the relief demanded in the complaint. You also must file your answer or motion with the court. CLERK OF COURT Date: Signature of Clerk or Deputy Clerk Western District of Pennsylvania GEORGE ASSAD, Individually and On Behalf of All Others Similarly Situated, RICE ENERGY INC., ROBERT F. VAGT, DANIEL J. RICE, IV, TOBY Z. RICE, DANIEL J. RICE, III, KATE JACKSON, JAMES W. CHRISTMAS, JOHN MCCARTNEY, EQT CORPORATION, et al. Rice Energy, Inc. 2200 Rice Drive Canonsburg, Pennsylvania 15317 Alfred G. Yates, Jr. 300 Mt. Lebanon Boulevard Suite 206-B Pittsburgh, PA 15234-1507 Telephone: (412) 391-5164

AO 440 (Rev. 06/12) Summons in a Civil Action (Page 2) Civil Action No. PROOF OF SERVICE (This section should not be filed with the court unless required by Fed. R. Civ. P. 4 (l)) This summons for (name of individual and title, if any) was received by me on (date) . ’ I personally served the summons on the individual at (place) on (date) ; or ’ I left the summons at the individual’s residence or usual place of abode with (name) , a person of suitable age and discretion who resides there, on (date) , and mailed a copy to the individual’s last known address; or ’ I served the summons on (name of individual) , who is designated by law to accept service of process on behalf of (name of organization) on (date) ; or ’ I returned the summons unexecuted because ; or ’ Other (specify): . My fees are $ for travel and $ for services, for a total of $0.00 . I declare under penalty of perjury that this information is true. Date: Server’s signature Printed name and title Server’s address Additional information regarding attempted service, etc:

AO 440 (Rev. 06/12) Summons in a Civil Action UNITED STATES DISTRICT COURT for the District of ) ) ) ) ) ) ) ) ) ) ) ) Plaintiff(s) v. Civil Action No. Defendant(s) SUMMONS IN A CIVIL ACTION To: (Defendant’s name and address) A lawsuit has been filed against you. Within 21 days after service of this summons on you (not counting the day you received it) — or 60 days if you are the United States or a United States agency, or an officer or employee of the United States described in Fed. R. Civ. P. 12 (a)(2) or (3) — you must serve on the plaintiff an answer to the attached complaint or a motion under Rule 12 of the Federal Rules of Civil Procedure. The answer or motion must be served on the plaintiff or plaintiff’s attorney, whose name and address are: If you fail to respond, judgment by default will be entered against you for the relief demanded in the complaint. You also must file your answer or motion with the court. CLERK OF COURT Date: Signature of Clerk or Deputy Clerk Western District of Pennsylvania GEORGE ASSAD, Individually and On Behalf of All Others Similarly Situated, RICE ENERGY INC., ROBERT F. VAGT, DANIEL J. RICE, IV, TOBY Z. RICE, DANIEL J. RICE, III, KATE JACKSON, JAMES W. CHRISTMAS, JOHN MCCARTNEY, EQT CORPORATION, et al. Rice Energy, Inc. 2200 Rice Drive Canonsburg, Pennsylvania 15317 Alfred G. Yates, Jr. 300 Mt. Lebanon Boulevard Suite 206-B Pittsburgh, PA 15234-1507 Telephone: (412) 391-5164

AO 440 (Rev. 06/12) Summons in a Civil Action (Page 2) Civil Action No. PROOF OF SERVICE (This section should not be filed with the court unless required by Fed. R. Civ. P. 4 (l)) This summons for (name of individual and title, if any) was received by me on (date) . ’ I personally served the summons on the individual at (place) on (date) ; or ’ I left the summons at the individual’s residence or usual place of abode with (name) , a person of suitable age and discretion who resides there, on (date) , and mailed a copy to the individual’s last known address; or ’ I served the summons on (name of individual) , who is designated by law to accept service of process on behalf of (name of organization) on (date) ; or ’ I returned the summons unexecuted because ; or ’ Other (specify): . My fees are $ for travel and $ for services, for a total of $0.00 . I declare under penalty of perjury that this information is true. Date: Server’s signature Printed name and title Server’s address Additional information regarding attempted service, etc: